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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

          DATE OF REPORT                                APRIL 8, 2004
          --------------
(Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 333-43549 AND 333-97293      98-0066268
           --------                 -----------------------      ----------
        (State or other            (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)

              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
              (Registrant's telephone number, including area code)





                                      -1-
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


        On April 8, 2004, Extendicare Health Services, Inc. (the "Company") issued a press release announcing its intention to sell up to $125 million principal amount of Senior Subordinated Notes due 2014 in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Pursuant to Rule 135(c) under the Securities Act of 1933, as amended, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable.

      (b)      Not applicable.

      (c)      Exhibits. The following exhibit is being filed herewith:

               (99.1)   Extendicare Health Services, Inc. press release dated
                April 8, 2004.



                             * * * * * * * * * * * *



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTENDICARE HEALTH SERVICES, INC.

Date:    April 8, 2004

                                     By:          /s/ Mark W. Durishan
                                         --------------------------------------
                                         Mark W. Durishan
                                         Vice President, Chief Financial Officer
                                         and Treasurer (principal financial
                                         officer and principal accounting
                                         officer)


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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                               DATED APRIL 8, 2004

EXHIBIT NUMBER

     99.1       Extendicare Health Services, Inc. press release dated
                April 8, 2004